                               Semi-Annual Report
--------------------------------------------------------------------------------
                            Dreyfus Premier State
                             Municipal Bond Fund
                             Connecticut Series
--------------------------------------------------------------------------------




                                October 31, 1997


                                     [LOGO]

Dreyfus Premier State Municipal Bond Fund,  Connecticut Series
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to report the performance for Dreyfus Premier State Municipal Bond Fund -- Connecticut Series for the six-month period ended October 31, 1997 as shown in the following table:

                                                            Annualized
                                    Total Return*        Distribution Rate**
                                    -------------        -------------------
    Class A shares..................   6.27%                    4.86%
    Class B shares..................   6.00%                    4.57%
    Class C shares..................   5.86%                    4.32%

ECONOMIC REVIEW

   With the level of inflation as low as it has been seen since 1964 and unemployment still near a 23-year low, the economy continued its solid growth over the reporting period. Gross Domestic Product (the "GDP") -- the dollar total of all goods and services produced in the United States -- has grown in excess of 3% for each of the past four quarters, a level and consistency of gain unmatched since 1984. This extraordinary economic performance has been fueled by huge business investment in new plant and equipment as well as a renewed surge in consumer spending over the summer. Consumers play a substantial role in determining the course of the economy, since their spending accounts for two thirds of all economic activity. Retail sales rose through the summer and into September, although there was some sign of deceleration as the third quarter progressed.

   The big economic story continued to be the lack of inflation in an economy now in its seventh year of expansion. This remarkable price stability, at a time in the business cycle when inflationary pressures would usually be apparent, has enabled the Federal Reserve Board (the "Fed") to refrain from tightening monetary policy. The Federal Open Market Committee (the "FOMC"), the policy-making arm of the Fed, has raised interest rates just once in over two years, a period roughly coinciding with the surge of growth in the economy. The last increase in short-term interest rates came on March 25, 1997, when the FOMC increased the Federal Funds rate by a modest one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)

   Of course, the recent financial market turbulence arising from currency devaluations in some of the economically weaker Southeast Asian countries has added a cautionary note to any Fed monetary actions that might further roil investment markets. The Southeast Asian economies have been cooling or in outright recession for some time and represent a large share of the global economy and the U.S. import/export market. The recent crisis has boosted the value of the U.S. dollar and could further dampen the demand for U.S. exports to this region. This bodes well for continued low inflation in the U.S. and weakens the argument that we are on the brink of price acceleration.

   In fact, inflation remains in check. The Implicit Price Deflator, an indicator of inflation that measures the prices of all goods and services in the U.S., has risen at an annual rate of less than 2% for the past two quarters. This favorable trend in prices has been mirrored by both the Consumer Price Index (a measure of the average change in the prices paid by urban consumers for a fixed market basket of goods and services) and the Producer Price Index (a measure of the average change in the prices of all commodities, at all stages of processing, produced for sale in primary markets in the U.S.). The Labor Department's Employment Cost Index, a broad measure of changes in wages and benefits, has indicated relatively modest increases in labor costs. Still, the labor market remains tight, with the unemployment rate at a level unmatched in 23 years.

   Whether the economy will slow without further monetary restraint by the Fed remains an open question. Industrial production has been strong and operating rates, an indicator of possible future price pressures, have edged to their highest level in two years. Of paramount concern to Fed Chairman Alan Greenspan is the possibility of continuing economic growth so strong that the unemployment rate is driven even lower, and a subsequent corresponding upsurge in wage rates reignites inflation. The performance of the economy over the coming months appears crucial in determining whether the Fed will actively restrain the economy. We remain alert to changes in economic trends that would increase the risk of rising inflation and, consequently, the prospect of higher interest rates.

MARKET ENVIRONMENT

   Renewed concerns regarding Asia and Latin America have resulted in an international flight to quality and projections of the U.S. economy slowing down due to diminished exports. In U.S. fixed income securities, these consequences have raised prices, an appreciation from already high price levels, and further lowered yield levels. The timing comes on the heels of many strong recent economic indicators, especially for employment and housing, that show signs of potential inflation that could push market prices lower.

   These strong opposing forces have generated a potential dilemma for bond market participants. With only potential evidence of weakness in the economy, the 30-year Treasury bond's yield has been pushed to the 6.10% level. Participants must now decide if they should position themselves for a run below 6%. More importantly, the question arises whether a new level of interest rates is sustainable from global currency devaluation and foreign economic weakness alone. Anticipated information on U.S. wage pressures and retail sales should provide needed conviction to many participants' sentiments.

THE PORTFOLIO

   While global forces have recently gripped the fundamental market direction, new issuance has also reemerged as the dominant technical market force in the municipal arena. Lower yield levels have encouraged many municipal authorities to issue new debt or refinance older, higher cost debt. Despite the increase in supply, most issues are absorbed with relative ease. In the Fund, many existing holdings have become premium bonds (evaluated above par) due to appreciation. Our investment approach has concentrated on longer intermediate (15-18 years) paper or other bonds that are expected to perform in a similar manner. We continue to focus on shortening maturities and lengthening call features to influence bond selection. Additionally, we have added some income oriented securities. If rates stabilize in the current ranges, higher income paper should perform well and be defensive against discount alternatives.

                                     Very truly yours,

                                     /s/ Richard J. Moynihan

                                     Richard J. Moynihan
                                     Director, Municipal Portfolio Management
                                     The Dreyfus Corporation

November 18, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the contingent deferred sales charge imposed on redemptions in the case of Class B shares and Class C shares.
** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the maximum offering price at the end of the period in the case of Class A shares, or the net asset value per share in the case of Class B shares and Class C shares. Some income may be subject to the Federal Alternative Minimum Tax
   (AMT) for certain shareholders.

Dreyfus Premier State Municipal Bond Fund, Connecticut Series
--------------------------------------------------------------------------------
Statement of Investments                            October 31, 1997 (Unaudited)


                                                                                               Principal
Long-Term Municipal Investments--99.9%                                                          Amount           Value
--------------------------------------------------------------------------------            -------------     -----------
Connecticut--84.2%

Bridgeport 5.25%, 3/1/2017 (Insured; AMBAC)....................................             $  4,800,000      $  4,803,696
Connecticut:
  5.50%, 3/15/2010.............................................................                3,000,000         3,191,160
  6.875%, 7/15/2010 (Prerefunded 7/15/2000) (a)................................                7,100,000         7,725,439
  6.75%, 3/1/2011 (Prerefunded 3/1/2001) (a)...................................                3,000,000         3,288,150
  5.50%, 5/15/2014.............................................................                2,000,000         2,056,340
  5.50%, 5/15/2015.............................................................                3,000,000         3,072,240
  5.25%,  3/1/2016.............................................................                5,000,000         5,003,850
  Special Tax Obligation Revenue (Transportation Infrastructure):
    Refunding 5.375%, 9/1/2008.................................................                2,500,000         2,657,100
    7.125%, 6/1/2010...........................................................                8,400,000        10,166,016
    6.75%, 6/1/2011 (Prerefunded 6/1/2003) (a).................................                8,500,000         9,507,930
Connecticut Clean Water Fund, Revenue
  7%, 1/1/2011 (Prerefunded 1/1/2001) (a)......................................                6,700,000         7,357,270
Connecticut Development Authority, Revenue:
  First Mortgage Gross:
    (Elim Park Baptist Home Inc. Project) 9%, 12/1/2020........................                3,565,000         3,827,598
    (Refunding-Health Care Project, Church Homes Inc.):
      5.70%, 4/1/2012..........................................................                1,240,000         1,259,704
      5.80%, 4/1/2021..........................................................                3,000,000         3,032,280
  Health Care:
    (Jerome Home Project) 8%, 11/1/2019........................................                1,910,000         2,019,118
    (Masonic Charity Foundation of Connecticut) 6.50%, 8/1/2020 (Insured; AMBAC).              4,400,000         4,662,636
  Life Care Facilities (Seabury Project):
    Refunding 8.75%, 9/1/2006..................................................                1,625,000         1,671,443
    10%, 9/1/2021..............................................................               11,175,000        12,049,332
  Water Facilities (Bridgeport Hydraulic) 6.15%, 4/1/2035......................                2,750,000         2,912,855
Connecticut Health and Educational Facilities Authority, Revenue:
  (Bridgeport Hospital) 6.625%, 7/1/2018 (Insured; MBIA).......................                  700,000           765,548
  (Danbury Hospital) 6.50%, 7/1/2014 (Insured; MBIA)...........................                3,500,000         3,772,370
  (Greenwich Academy) 5.75%, 3/1/2026 (Insured; FSA)...........................                3,130,000         3,245,747
  (Greenwich Hospital) 5.80%, 7/1/2026 (Insured; MBIA).........................                9,365,000         9,672,640
  (Hartford University):
    6.75%, 7/1/2012............................................................                3,500,000         3,659,705
    6.80%, 7/1/2022............................................................                8,500,000         8,887,175
  (Johnson Evergreen Corp.) 8.50%, 7/1/2022....................................                4,500,000         4,855,500


Dreyfus Premier State Municipal Bond Fund, Connecticut Series
--------------------------------------------------------------------------------
Statement of Investments (continued)                October 31, 1997 (Unaudited)


                                                                                               Principal
Long-Term Municipal Investments (continued)                                                     Amount           Value
--------------------------------------------------------------------------------            -------------     -----------
Connecticut (continued)

Connecticut Health and Educational Facilities Authority, Revenue (continued):
  (Loomis Chaffee School Project):
    6%, 7/1/2015 (Insured; MBIA)...............................................             $    715,000      $    756,928
    6%, 7/1/2025 (Insured; MBIA)...............................................                1,000,000         1,058,060
  (Middlesex Hospital):
    5.125%, 7/1/2017 (Insured; MBIA)...........................................                3,250,000         3,215,615
    6.25%, 7/1/2022 (Insured; MBIA) (Prerefunded 7/1/2002) (a).................                3,500,000         3,843,735
  (New Britain General Hospital) 6.125%, 7/1/2014 (Insured; AMBAC).............                1,000,000         1,072,440
  (New Britain Memorial Hospital) 7.75%, 7/1/2022..............................               16,000,000        17,571,840
  (Norwalk Hospital) 6.25%, 7/1/2022 (Insured; MBIA)...........................                3,860,000         4,111,286
  (Quinnipiac College) 6%, 7/1/2013............................................                6,545,000         6,689,448
  (Refunding-Connecticut College) 5.50%, 7/1/2027 (Insured; MBIA)..............                2,500,000         2,529,875
  (Refunding-Nursing Home Program--3030 Park Fairfield Health Center Project)
    6.25%, 11/1/2021...........................................................                2,500,000         2,689,575
  (Sacred Heart University):
    6.50%, 7/1/2016............................................................                2,000,000         2,139,580
    6.125%, 7/1/2017...........................................................                1,000,000         1,043,570
    6.625%, 7/1/2026...........................................................                3,000,000         3,239,130
  (Trinity College) 5.875%, 7/1/2026 (Insured; MBIA)...........................                2,500,000         2,618,875
  (University of New Haven):
    6.625%, 7/1/2016...........................................................                4,050,000         4,352,657
    6.70%, 7/1/2026............................................................                8,605,000         9,227,916
  (William W. Backus Hospital) 5.75%, 7/1/2027 (Insured; AMBAC)................                2,500,000         2,590,150
  (Windham Community Memorial Hospital):
    5.75%, 7/1/2011............................................................                1,000,000         1,013,900
    6%, 7/1/2020...............................................................                1,000,000         1,026,100
  (Yale, New Haven Hospital) 5.70%, 7/1/2025 (Insured; MBIA)...................                7,970,000         8,206,948
Connecticut Housing Finance Authority (Housing Mortgage Finance Program):
  7.20%, 11/15/2008 (b)........................................................                6,815,000         7,139,735
  6.20%, 5/15/2012 (Insured; MBIA).............................................                1,000,000         1,057,220
  6.40%, 5/15/2015 (Insured; MBIA).............................................                1,000,000         1,057,850
  6.125%, 5/15/2018 (Insured; MBIA)............................................                1,655,000         1,740,977
  6.45%, 5/15/2022.............................................................                6,000,000         6,331,920
  6.70%, 11/15/2022............................................................               20,425,000        21,708,303
  6.75%, 11/15/2023............................................................                5,010,000         5,358,446
  6.30%,  5/15/2024 (Insured; MBIA)............................................                1,000,000         1,050,690
  6%, Series G, 11/15/2027.....................................................                4,000,000         4,107,080


Dreyfus Premier State Municipal Bond Fund, Connecticut Series
--------------------------------------------------------------------------------
Statement of Investments (continued)                October 31, 1997 (Unaudited)


                                                                                               Principal
Long-Term Municipal Investments (continued)                                                     Amount           Value
--------------------------------------------------------------------------------            -------------     -----------
Connecticut (continued)

Connecticut Housing Finance Authority (Housing Mortgage Finance Program) (continued):
  6%, Subseries F-2, 11/15/2027................................................             $   5,000,000     $  5,133,850
  5.85%, Subseries B-2, 11/15/2028.............................................                10,000,000       10,155,200
  5.85%, Subseries C-2, 11/15/2028.............................................                 6,550,000        6,651,656
Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue
  (Wheelabrator Lisbon Project):
    5.50%, 1/1/2014............................................................                10,000,000        9,927,300
    5.50%, 1/1/2020............................................................                 7,250,000        7,094,052
Greenwich Housing Authority, MFHR (Greenwich Close)
  6.25%, 9/1/2017..............................................................                 4,840,000        4,873,396
New Haven  7.40%, 8/15/2011 (Prerefunded 8/15/2001) (a)........................                 1,500,000        1,690,035
Sprague, Environmental Improvement Revenue
  (International Paper Company Project) 5.70%, 10/1/2021.......................                 1,350,000        1,365,890
Stamford 6.60%, 1/15/2010......................................................                 2,750,000        3,211,312

U. S. Related--15.7%
Commonwealth of Puerto Rico
  (Public Improvement) 6.80%, 7/1/2021 (Prerefunded 7/1/2002) (a)..............                 6,000,000        6,743,520
Puerto Rico Aqueduct and Sewer Authority, Revenue:
  6%, 7/1/2009.................................................................                 7,250,000        7,978,843
  Refunding 5%, 7/1/2019.......................................................                 2,500,000        2,391,450
Puerto Rico Electric Power Authority, Power Revenue
  7%, 7/1/2021 (Prerefunded 7/1/2001) (a)......................................                 6,775,000        7,564,896
Puerto Rico Highway and Transportation Authority, Highway Revenue:
  6.535%, 7/1/2010 (c).........................................................                 3,200,000        3,372,000
  6.625%, 7/1/2018 (Prerefunded 7/1/2002) (a)..................................                 5,000,000        5,582,800
  5.50%, 7/1/2026..............................................................                 2,000,000        2,006,240
  5.50%, 7/1/2036..............................................................                 5,000,000        5,052,050
Puerto Rico Industrial Development Company, General Purpose Revenue
  5.375%, 7/1/2016 (d).........................................................                 3,000,000        3,001,050
Puerto Rico Industrial Medical and Environmental Pollution Control Facilities Financing
  Authority, Revenue (Motorola Inc. Project) 6.75%, 1/1/2014...................                 2,000,000        2,209,220
Puerto Rico Ports Authority, Special Facilities Revenue (American Airlines):
  6.30%, 6/1/2023..............................................................                 2,000,000        2,124,100
  6.25%, 6/1/2026..............................................................                 3,250,000        3,498,852


Dreyfus Premier State Municipal Bond Fund, Connecticut Series
--------------------------------------------------------------------------------
Statement of Investments (continued)                October 31, 1997 (Unaudited)


                                                                                               Principal
Long-Term Municipal Investments (continued)                                                     Amount           Value
--------------------------------------------------------------------------------            -------------     -----------
U.S. Related (continued)

University of Puerto Rico, University Revenue
  5.50%, 6/1/2015 (Insured; MBIA)..............................................             $  5,000,000      $  5,130,800
                                                                                                              ------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $336,746,156)......................                               $360,431,203
                                                                                                              ============

Short-Term Municipal Investments--.1%
--------------------------------------------------------------------------------
U.S. Related:

Commonwealth of Puerto Rico Government Development Bank, Refunding, VRDN
  3.35% (LOC; Credit Suisse) (e,f)
  (cost $500,000)..............................................................             $    500,000      $    500,000
                                                                                                              ============
TOTAL INVESTMENTS--100.0% (cost $337,246,156)..................................                               $360,931,203
                                                                                                              ============

Dreyfus Premier State Municipal Bond Fund,  Connecticut Series
-----------------------------------------------------------------------------


Summary of Abbreviations
-----------------------------------------------------------------------------------------------------
AMBAC      American Municipal Bond Assurance Corporation    MFHR       Multi-Family Housing Revenue
FSA        Financial Security Assurance                     VRDN       Variable Rate Demand Notes
LOC        Letter of Credit
MBIA       Municipal Bond Investors Assurance
              Insurance Corporation



Summary of Combined Ratings (Unaudited)
----------------------------------------------------------------------------------------------------
Fitch (g)          or          Moody's           or           Standard & Poor's         Percentage of Value
-------                        --------                       ----------------           ------------------
AAA                            Aaa                            AAA                                30.1%
AA                             Aa                             AA                                 30.5
A                              A                              A                                   5.7
BBB                            Baa                            BBB                                25.5
F1                             MIG1/P1                        SP1/A1                               .1
Not Rated (h)                  Not Rated (h)                  Not Rated (h)                       8.1
                                                                                                ------
                                                                                                100.0%
                                                                                                ------
                                                                                                ------

Notes to Statement of Investments:
-----------------------------------------------------------------------------------------------------
(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b) Wholly held by custodian as collateral for delayed-delivery security.
(c) Inverse floater security--the interest rate is subject to change periodically.
(d) Purchased on a delayed-delivery basis.
(e) Security payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(f) Secured by letters of credit.
(g) Fitch currently provides creditworthiness information for a limited number of investments.
(h) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.


                       See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund,  Connecticut Series
----------------------------------------------------------------------------
Statement of Assets and Liabilities             October 31, 1997 (Unaudited)


                                                                                                    Cost         Value
                                                                                                ------------  -------------
ASSETS:                       Investments in securities--See Statement of Investments           $337,246,156  $360,931,203
                              Cash.............................................                                  7,667,793
                              Interest receivable..............................                                  7,401,013
                              Receivable for shares of Beneficial Interest subscribed                              224,321
                              Prepaid expenses.................................                                      6,595
                                                                                                              ------------
                                                                                                               376,230,925
                                                                                                              ------------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                    173,524
                              Due to Distributor...............................                                    104,074
                              Payable for investment securities purchased......                                  2,965,756
                              Payable for shares of Beneficial Interest redeemed                                   151,455
                              Accrued expenses and other liabilities...........                                     58,657
                                                                                                              ------------
                                                                                                                 3,453,466
                                                                                                              ------------

NET ASSETS.....................................................................                               $372,777,459
                                                                                                              ============

REPRESENTED BY:               Paid-in capital..................................                               $347,770,759
                              Accumulated net realized gain (loss) on investments                                1,321,653
                              Accumulated gross unrealized appreciation on investments                          23,685,047
                                                                                                              ------------

NET ASSETS.....................................................................                               $372,777,459
                                                                                                              ============


                            NET ASSET VALUE PER SHARE
                            -------------------------
                                                                      Class A         Class B         Class C
                                                                   -------------   -------------   --------------
Net Assets.....................................................    $313,533,318    $57,635,718     $1,608,423
Shares Outstanding.............................................      25,638,794      4,715,459        131,718

NET ASSET VALUE PER SHARE......................................          $12.23         $12.22         $12.21
                                                                         ======         ======         ======




                       See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund,  Connecticut Series
-----------------------------------------------------------------------
Statement of Operations   Six Months Ended October 31, 1997 (Unaudited)


INVESTMENT INCOME

INCOME                        Interest Income.............................                                    $11,380,826

EXPENSES:                     Management fee--Note 3(a)...................                  $ 1,033,528
                              Shareholder servicing costs--Note 3(c)......                      564,101
                              Distribution fees--Note 3(b)................                      147,275
                              Professional fees...........................                       43,582
                              Custodian fees..............................                       18,484
                              Prospectus and shareholders' reports........                        9,666
                              Registration fees...........................                        3,726
                              Trustees' fees and expenses--Note 3(d)......                        2,408
                              Loan commitment fees--Note 2................                        1,662
                              Miscellaneous...............................                       29,495
                                                                                            -----------
                                   Total Expenses.........................                                      1,853,927
                                                                                                              -----------

INVESTMENT INCOME--NET....................................................                                     9,526,899

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                              Net realized gain (loss) on investments.....                  $ 1,274,379
                              Net unrealized appreciation (depreciation)
                                on investments............................                   11,808,948
                                                                                            -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS....................                                    13,083,327
                                                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................                                   $22,610,226
                                                                                                             ===========




                       See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund,  Connecticut Series
--------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                               Six Months Ended
                                                                               October 31, 1997     Year Ended
                                                                                  (Unaudited)     April 30, 1997
                                                                               ----------------   --------------
OPERATIONS:
   Investment income--net.................................................       $  9,526,899      $ 18,843,056
   Net realized gain (loss) on investments................................          1,274,379         3,951,803
   Net unrealized appreciation (depreciation) on investments..............         11,808,948         1,565,956
                                                                                 ------------      ------------
      Net Increase (Decrease) in Net Assets Resulting from Operations.....         22,610,226        24,360,815
                                                                                 ------------      ------------
DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net
      Class A shares......................................................         (8,183,057)      (16,770,226)
      Class B shares......................................................         (1,312,050)       (2,025,054)
      Class C shares......................................................            (31,792)          (47,776)
   Net realized gain on investments:
      Class A shares......................................................              --           (6,524,313)
      Class B shares......................................................              --             (881,137)
      Class C shares......................................................              --              (21,981)
                                                                                 ------------      ------------
         Total Dividends..................................................         (9,526,899)      (26,270,487)
                                                                                 ------------      ------------
BENEFICIAL INTEREST TRANSACTIONS:
   Net proceeds from shares sold:
      Class A shares......................................................          7,906,036        14,824,400
      Class B shares......................................................          4,007,168         6,357,304
      Class C shares......................................................            506,657           578,813
   Dividends reinvested:
      Class A shares......................................................          4,553,909        13,821,357
      Class B shares......................................................            887,387         2,091,292
      Class C shares......................................................             26,234            60,960
   Cost of shares redeemed:
      Class A shares......................................................        (23,874,583)      (43,665,745)
      Class B shares......................................................         (3,886,092)       (6,145,158)
      Class C shares......................................................           (264,924)         (593,525)
   Net assets received in connection with reorganization..................              --           23,008,697
                                                                                 ------------      ------------
         Increase (Decrease) in Net Assets from Beneficial Interest Transactions  (10,138,208)       10,338,395
                                                                                 ------------      ------------
            Total Increase (Decrease) in Net Assets.......................          2,945,119         8,428,723

NET ASSETS:
   Beginning of Period....................................................        369,832,340       361,403,617
                                                                                 ------------      ------------
   End of Period..........................................................       $372,777,459      $369,832,340
                                                                                 ============      ============


                       See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund,  Connecticut Series
-----------------------------------------------------------------------
Statement of Changes in Net Assets (continued)


                                                                                            Shares
                                                                               -----------------------------------
                                                                               Six Months Ended
                                                                               October 31, 1997      Year Ended
                                                                                  (Unaudited)      April 30, 1997
                                                                               ----------------   -----------------
CAPITAL SHARE TRANSACTIONS:

   Class A
   --------
   Shares sold................................................................       652,809          1,270,249
   Shares issued in connection with reorganization............................          --              797,831
   Shares issued for dividends reinvested.....................................       375,953          1,154,938
   Shares redeemed............................................................    (1,975,394)        (3,661,035)
                                                                                 -----------        -----------
                              Net Increase (Decrease) in Shares Outstanding...      (946,632)          (438,017)
                                                                                 ===========        ===========
   Class B
   --------
   Shares sold................................................................       331,896            568,724
   Shares issued in connection with reorganization............................           --           1,140,308
   Shares issued for dividends reinvested.....................................        73,286            174,856
   Shares redeemed............................................................      (321,973)          (517,010)
                                                                                 -----------        -----------
                              Net Increase (Decrease) in Shares Outstanding...        83,209          1,366,878
                                                                                 ===========        ===========

   Class C
   --------
   Shares sold................................................................        42,101             48,510
   Shares issued in connection with reorganization............................           --              21,055
   Shares issued for dividends reinvested.....................................         2,168              5,100
   Shares redeemed............................................................       (21,950)           (50,000)
                                                                                 -----------        -----------
                              Net Increase (Decrease) in Shares Outstanding...        22,319             24,665
                                                                                 ===========        ===========




                       See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund,  Connecticut Series
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                           Class A Shares
                                                ----------------------------------------------------------------
                                                Six Months Ended
                                                October 31, 1997                Year Ended April 30,
                                                                   ---------------------------------------------
PER SHARE DATA:                                   (Unaudited)       1997      1996      1995     1994      1993
                                                  -----------      ------    ------    ------   ------    ------
   Net asset value, beginning of period.......     $11.81          $11.90    $11.76    $11.81   $12.26    $11.45
                                                   ------          ------    ------    ------   ------    ------
   Investment Operations:

   Investment income--net.....................        .31             .64       .66       .67      .68       .71
   Net realized and unrealized gain (loss)
      on investments..........................        .42             .16       .14      (.05)    (.42)      .81
                                                   ------          ------    ------    ------   ------    ------
   Total from Investment Operations...........        .73             .80       .80       .62      .26      1.52
                                                   ------          ------    ------    ------   ------    ------
   Distributions:

   Dividends from investment income--net.......      (.31)           (.64)     (.66)     (.67)    (.68)     (.71)
   Dividends from net realized gain on investments    --             (.25)       --        --     (.03)      --
                                                   ------          ------    ------    ------   ------    ------
   Total Distributions........................       (.31)           (.89)     (.66)     (.67)    (.71)     (.71)
                                                   ------          ------    ------    ------   ------    ------
   Net asset value, end of period.............     $12.23          $11.81    $11.90    $11.76   $11.81    $12.26
                                                   ------          ------    ------    ------   ------    ------
                                                   ------          ------    ------    ------   ------    ------
TOTAL INVESTMENT RETURN(1)....................      12.44% (2)       6.84%     6.85%     5.47%    1.92%    13.62%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets....        .91% (2)        .93%      .92%      .89%     .80%      .69%
   Ratio of net investment income
      to average net assets...................       5.15% (2)       5.32%     5.45%     5.77%    5.44%     5.93%
   Decrease reflected in above expense ratios
      due to undertakings by the Manager......         --             --        --        .01%     .09%      .21%
   Portfolio Turnover Rate....................      11.39% (3)      30.66%    28.83%    10.48%   10.83%    24.22%
   Net Assets, end of period (000's omitted)..   $313,533        $313,881  $321,559  $335,964 $364,182  $360,020

--------------------------
(1) Exclusive of sales load.
(2) Annualized.
(3) Not annualized.


                       See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund,  Connecticut Series
-------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                           Class B Shares
                                                ----------------------------------------------------------------
                                                Six Months Ended
                                                October 31, 1997                Year Ended April 30,
                                                                   ---------------------------------------------
PER SHARE DATA:                                   (Unaudited)       1997      1996      1995     1994      1993(1)
                                                  -----------      ------    ------    ------   ------    --------
   Net asset value, beginning of period.......     $11.80          $11.89    $11.76    $11.80   $12.26    $11.89
                                                   ------          ------    ------    ------   ------    ------
   Investment Operations:

   Investment income--net......................       .28             .57       .60       .61      .61       .18
   Net realized and unrealized gain (loss)
      on investments..........................        .42             .16       .13      (.04)    (.43)      .37
                                                   ------          ------    ------    ------   ------    ------
   Total from Investment Operations...........        .70             .73       .73       .57      .18       .55
                                                   ------          ------    ------    ------   ------    ------
   Distributions:

   Dividends from investment income--net.......      (.28)           (.57)     (.60)     (.61)    (.61)     (.18)
   Dividends from net realized gain on investments     --            (.25)       --        --     (.03)       --
                                                   ------          ------    ------    ------   ------    ------
   Total Distributions........................       (.28)           (.82)     (.60)     (.61)    (.64)     (.18)
                                                   ------          ------    ------    ------   ------    ------
   Net asset value, end of period.............     $12.22          $11.80    $11.89    $11.76   $11.80    $12.26
                                                   ------          ------    ------    ------   ------    ------
                                                   ------          ------    ------    ------   ------    ------
TOTAL INVESTMENT RETURN(2)....................      11.90% (3)       6.28%     6.20%     4.99%    1.26%    16.08% (3)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets....       1.42% (3)       1.45%     1.44%     1.41%    1.36%     1.12% (3)
   Ratio of net investment income
      to average net assets...................       4.63% (3)       4.79%     4.92%     5.21%    4.78%     4.57% (3)
   Decrease reflected in above expense ratios
      due to undertakings by the Manager......         --              --        --       .01%     .08%      .12% (3)
   Portfolio Turnover Rate....................      11.39% (4)      30.66%    28.83%    10.48%   10.83%    24.22%
   Net Assets, end of period (000's omitted)..    $57,636         $54,661   $38,838   $35,425  $32,246    $9,492

-----------------------
(1) From January 15, 1993 (commencement of initial offering) to April 30, 1993.
(2) Exclusive of sales load.
(3) Annualized.
(4) Not annualized.



                       See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund,  Connecticut Series
---------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                           Class C Shares
                                                                            -----------------------------------------
                                                                             Six Months Ended
                                                                             October 31, 1997    Year Ended April 30,
                                                                                               ----------------------
PER SHARE DATA:                                                                (Unaudited)       1997        1996(1)
                                                                               -----------     --------     ---------
   Net asset value, beginning of period......................................     $11.79        $11.89       $11.84
                                                                                  ------        ------       ------
   Investment Operations:

   Investment income--net....................................................        .27           .54          .40
   Net realized and unrealized gain (loss) on investments....................        .42           .15          .05
                                                                                  ------        ------       ------
   Total from Investment Operations..........................................        .69           .69          .45
                                                                                  ------        ------       ------
   Distributions:

   Dividends from investment income--net.....................................       (.27)         (.54)        (.40)
   Dividends from net realized gain on investments...........................        --           (.25)         --
                                                                                  ------        ------       ------
   Total Distributions.......................................................       (.27)         (.79)        (.40)
                                                                                  ------        ------       ------
   Net asset value, end of period............................................     $12.21        $11.79       $11.89
                                                                                  ------        ------       ------
                                                                                  ------        ------       ------
TOTAL INVESTMENT RETURN(2)...................................................      11.62% (3)     5.93%        5.31% (3)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets...................................       1.68% (3)     1.70%        1.64% (3)
   Ratio of net investment income to average net assets......................       4.36% (3)     4.56%        4.31% (3)
   Portfolio Turnover Rate...................................................      11.39% (4)    30.66%       28.83%
   Net Assets, end of period (000's Omitted).................................     $1,608        $1,290       $1,007

---------------------
(1) From August 15, 1995 (commencement of initial offering) to April 30, 1996.
(2) Exclusive of sales load.
(3) Annualized.
(4) Not annualized.




                       See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund,  Connecticut Series
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

   Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified, open-end management investment company, and operates as a series company currently offering thirteen series including the Connecticut Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

   Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the three Classes include the services offered to and the expenses borne by each Class and certain voting rights.

   The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

   The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

Dreyfus Premier State Municipal Bond Fund,  Connecticut Series
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

   (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

   (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended October 31, 1997, the Fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Funds' average daily net assets and is payable monthly.

   Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $1,361 during the period ended October 31, 1997 from commissions earned on sales of the Fund's shares.

   (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 1997, the Fund was charged $141,811 and $5,464 for Class B and Class C shares, respectively, pursuant to the Distribution Plan.

   (C) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1997, the Fund was charged $397,059, $70,906 and $1,821 for Class A, Class B and Class C shares, respectively, pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended October 31, 1997, the Fund was charged $71,784 pursuant to the transfer agency agreement.

Dreyfus Premier State Municipal Bond Fund,  Connecticut Series
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

   (D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1997 amounted to $42,091,775 and $57,150,868, respectively.

   At October 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Premier State Municipal
Bond Fund, Connecticut Series
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.                 064/623SA9710